Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Clark Holdings Inc. (the ‘‘Company’’) on Form 10-Q for the quarterly period ended March 29, 2008 as filed with the Securities and Exchange Commission on the date hereof (the ‘‘Report’’), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: August 12, 2008	/s/ Timothy Teagan
Timothy Teagan Chief Executive Officer (Principal Executive Officer)

Date: August 12, 2008	/s/ Stephen Spritzer
Stephen Spritzer Chief Financial Officer (Principal Financial and Accounting Officer)